[LOGO] MFS (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                  MFS(R) UTILTIES FUND
                                  SEMIANNUAL REPORT o APRIL 30, 1998
[graphic omitted]

                    NOW TWO MFS(R) IRA CHOICES (see page 31)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith  Brodkin, a friend
                               and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Now two MFS(R) IRA choices ................................................ 31
The MFS Family of Funds(R) ................................................ 32
Trustees and Officers ..................................................... 33

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HIGHLIGHTS
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o   FOR THE SIX MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED
    A TOTAL RETURN AT NET ASSET VALUE OF 22.57%, CLASS B SHARES 22.06%, CLASS C SHARES 22.15%, AND CLASS I SHARES 22.81%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o ALTHOUGH PRICES OF UTILITY STOCKS ROSE SHARPLY AT THE END OF 1997 AS PEOPLE FAVORED MORE-DEFENSIVE INVESTMENTS, UTILITY STOCKS HAVE UNDERPERFORMED THE SURPRISINGLY STRONG EQUITY MARKET THIS YEAR.

o TELECOMMUNICATIONS STOCKS, MEANWHILE, HAVE PERFORMED FAIRLY WELL, MAINLY DUE TO THE RAPID PACE OF MERGERS THAT HAVE BEEN ANNOUNCED OR PLANNED. WORLDCOM, FOR EXAMPLE, IS IN THE PROCESS OF BUYING MCI, WHILE SOME OF THE FORMER "BABY BELLS" ARE ALSO ANNOUNCING MERGERS OR ACQUISITIONS.

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NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    May 14, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the six months ended April 30, 1998, Class A shares of the Fund provided a total return of 22.57%, Class B shares 22.06%, Class C shares 22.15%, and Class I shares 22.81%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 19.29% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the S&P 500, an unmanaged index of common stock total return performance, returned 22.49%.

Q.  COULD YOU DISCUSS THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Utility stocks performed quite well at the end of last year as many investors took a more defensive posture to the market. This year, however, gas and electric utility stocks have been weak, as earnings have been weaker than expected. This earnings shortfall has mainly been driven by the very warm winter weather we have had across the country. Hopefully, El Nino will be a one-time event.

Q.  HAVE ANY UTILITY SECTORS NOT UNDERPERFORMED?

A. Telecommunications stocks have done fairly well and have helped the performance of the Fund. They have benefited from strong volume growth as a result of increased voice traffic and Internet traffic. In addition, consolidation is driving these stocks, as witnessed by the major deals in the industry, including MCI/WorldCom, AT&T/Teleport, and SBC/Ameritech.

Q.  WHAT ABOUT CONSOLIDATION AMONG THE GAS AND ELECTRIC UTILITIES?

A. There is very little of this happening now. There should be strong economic and business reasons behind these deals, such as increased economies of scale and the desire of companies to become energy suppliers, not just gas or electric companies. However, there are large regulatory hurdles to overcome when two utilities merge. This can cause delays that can last up to two years. Until we have a change at the federal level and get rid of the Public Utility Holding Company Act, it's unlikely that there will be much consolidation. Once that changes -- and it won't this year, but hopefully next year -- there will be more consolidation.

Q.  HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?

A. We follow a bottom-up, eclectic investment process. We focus on talking to companies and understanding fundamentals. The Fund is comprised of stock picks, not sector bets. We'll look at ideas anywhere, domestically and internationally.

Q. IN YOUR LAST REPORT, YOU TALKED ABOUT FINDING SOME GOOD VALUES IN LATIN AMERICA. HOW DOES THAT REGION LOOK NOW?

A. That's been a difficult area. After the Asian crisis started last fall, investors pulled out of all emerging markets, including Latin America. Unfortunately, investors are still pulling money out of Latin America. Longer term, we believe the privatization of the electric and telecommunications industries in countries such as Brazil will help some of the companies there.

Q.  ARE THERE ANY NEW HOLDINGS YOU CAN TALK ABOUT?

A. One is Mannesmann, a cellular company in Germany that's also getting into the local telephone business. It also has telecommunications operations in France and Italy. In the United States, we've invested in some of the smaller-capitalization gas companies such as Washington Gas and Light and NUI Corp. And, we have added to some positions, such as KN Energy, a stock we have owned for a long time. The company bought the MidCon natural gas pipeline assets in the Midwest, a move that we think will contribute to KN's earnings.

Q.  WHAT ABOUT REAL ESTATE INVESTMENT TRUSTS, OR REITS?

A. They have also underperformed this year as investors have become concerned about an oversupply of capital and changes in the tax laws affecting REITs. We continue to own a diversified group of REITs, which currently look very cheap relative to stocks and bonds.

/s/ Maura Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

MAURA A. SHAUGHNESSY IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(SM) AND IS PORTFOLIO MANAGER OF MFS(R) UTILITIES FUND AND THE UTILITIES SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MFS(R) TOTAL RETURN FUND.

SHE JOINED MFS IN 1991 AS AN EQUITY ANALYST AND WAS PROMOTED TO VICE PRESIDENT IN 1992 AND SENIOR VICE PRESIDENT IN 1998.

A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME ABOVE
                        THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITIES).

COMMENCEMENT OF
INVESTMENT OPERATIONS:  FEBRUARY 14, 1992

CLASS INCEPTION:        CLASS A  FEBRUARY 14, 1992
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  JANUARY 3, 1994
                        CLASS I  JANUARY 2, 1997

SIZE:                   $435.0 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 1998

CLASS A

                         6 Months   1 Year    3 Years    5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Returns  +22.57%  +42.45%   +118.89%   +142.57%   +194.74%
--------------------------------------------------------------------------------
Average Annual Total
   Returns                   --    +42.45%   + 29.84%   + 19.39%   + 19.01%
--------------------------------------------------------------------------------
SEC Results                  --    +35.68%   + 27.75%   + 18.24%   + 18.08%
--------------------------------------------------------------------------------

CLASS B

                         6 Months   1 Year    3 Years    5 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Returns  +22.06%  +41.39%   +113.82%   +132.48%   +182.80%
--------------------------------------------------------------------------------
Average Annual Total
   Returns                   --    +41.39%   + 28.83%   + 18.38%   + 18.22%
--------------------------------------------------------------------------------
SEC Results                  --    +37.39%   + 28.23%   + 18.16%   + 18.22%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, February 14, 1992, through April 30, 1998.

CLASS C

                         6 Months    1 Year    3 Years    5 Years 10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Returns  +22.15%   +41.47%   +113.82%   +133.86%   +184.59%
--------------------------------------------------------------------------------
Average Annual Total
   Returns                   --     +41.47%   + 28.83%   + 18.52%   + 18.34%
--------------------------------------------------------------------------------
SEC Results                  --     +40.47%   + 28.83%   + 18.52%   + 18.34%
--------------------------------------------------------------------------------

CLASS I

                         6 Months    1 Year    3 Years    5 Years 10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Returns  +22.81%   +42.91%   +119.75%   +143.59%   +194.90%
--------------------------------------------------------------------------------
Average Annual Total
   Returns                   --     +42.91%   + 30.01%   + 19.49%   + 19.02%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, February 14, 1992, through April 30, 1998.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

LARGEST STOCK SECTORS

Utilities & Communications                        80.0%
Financial Services                                 9.1%
Technology                                         4.0%
Industrial Goods & Services                        2.5%
Energy                                             2.3%
Miscellaneous                                      2.1%
  (Conglomerates, special products/services)

TOP 10 STOCK HOLDINGS

COLUMBIA GAS SYSTEM, INC.  3.6%                 SBC COMMUNICATIONS, INC.  2.3%
Natural gas production and                      Integrated telecommunications
 pipeline company                               company

BELL ATLANTIC CORP.  3.0%                       CALENERGY CO., INC.  2.2%
Integrated telecommunications                   Natural gas energy and
company                                         production company

KN ENERGY, INC.  2.9%                           GTE CORP.  2.1%
Natural gas services company                    Telecommunications company

WORLDCOM, INC.  2.8%                            CAROLINA POWER & LIGHT CO.  1.9%
Long-distance telephone provider                Electric utility company

MANNESMANN AG  2.5%                             HELLENIC TELECOMMUNICATION
German industrial and telecommunications        ORGANIZATION S.A., GDR  1.9%
company                                         Greek telecommunications company

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 1998

Stocks - 79.2%
-----------------------------------------------------------------------------------------
ISSUER                                                             SHARES           VALUE
-----------------------------------------------------------------------------------------
U.S. Stocks - 56.0%
  Conglomerates - 0.6%
    Eastern Enterprises                                            62,100    $  2,631,487
-----------------------------------------------------------------------------------------
  Financial Services
    Heller Financial, Inc.                                          5,500    $    147,812
-----------------------------------------------------------------------------------------
  Oils - 0.4%
    Enron Oil & Gas Co.                                            77,900    $  1,820,913
-----------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 7.0%
    American General Hospitality Corp.                             39,100    $    979,944
    Beacon Capital Partners, Inc.*##                              161,300       3,226,000
    Camden Property Trust                                         105,000       3,077,812
    Carramerica Realty Corp.                                      100,000       2,925,000
    Highwood Properties, Inc.                                      86,500       2,941,000
    Hospitality Properties Trust                                   35,600       1,143,650
    Kilroy Realty Corp.                                            87,600       2,321,400
    Mid-America Apartment Communities, Inc.                        47,100       1,254,038
    National Health Investors, Inc.                                33,200       1,116,350
    Patriot American Hospitality, Inc.                            106,700       2,694,175
    Prime Group Realty Trust                                       49,900       1,044,781
    Starwood Lodging Trust                                         50,000       2,509,375
    Storage Trust Realty                                           62,400       1,513,200
    Tower Realty Trust, Inc.                                       68,500       1,618,312
    TriNet Corporate Realty Trust, Inc.                            56,000       2,005,500
                                                                             ------------
                                                                             $ 30,370,537
-----------------------------------------------------------------------------------------
  Telecommunications - 8.7%
    Cellular Communications International*                         77,550    $  3,412,200
    Century Telephone Enterprises, Inc.                           139,500       5,937,469
    Cincinnati Bell, Inc.                                         120,300       4,601,475
    Global TeleSystems Group, Inc.*                                30,100       1,414,700
    Intermedia Communications, Inc.*                               41,700       3,043,448
    IXC Communications Inc.*                                       85,500       4,264,313
    MCI Communications Corp.                                       43,300       2,178,531
    Nextlink Communications, Inc., "A"*                            90,100       2,703,000
    WorldCom, Inc.*                                               237,320      10,152,846
                                                                             ------------
                                                                             $ 37,707,982
-----------------------------------------------------------------------------------------
  Utilities - Electric - 19.6%
    AES Corp.*                                                     91,600    $  5,055,175
    Atmos Energy Corp.                                             10,000         294,375
    Baltimore Gas & Electric Co.                                   63,200       1,990,800
    CalEnergy Co., Inc.*                                          245,600       8,012,700
    Carolina Power & Light Co.                                    162,100       6,980,431
    Central Hudson Gas & Electric Corp.                            40,000       1,612,500
    Cinergy Corp.                                                 107,400       3,745,575
    CMS Energy Corp.                                               49,900       1,300,519
    CMS Energy Corp., "G"                                          61,000       2,664,938
    El Paso Electric Co.*                                         253,800       2,411,100
    Florida Progress Corp.                                        112,000       4,550,000
    GPU, Inc.                                                     140,000       5,547,500
    Illinova Corp.                                                217,200       6,638,175
    LG & E Energy Corp.                                            70,800       1,876,200
    Long Island Lighting Co.                                       62,000       1,856,125
    New Century Energies, Inc.                                    105,800       5,025,500
    Pacificorp                                                    101,100       2,350,575
    Public Service Co. of New Mexico                              160,900       3,710,756
    Public Service Enterprise Group                               116,200       3,899,962
    Scana Corp.                                                   119,300       3,564,088
    Sierra Pacific Resources                                      101,200       3,542,000
    Texas Utilities Co.                                            58,400       2,336,000
    TNP Enterprises, Inc.                                          35,400       1,141,650
    Unicom Corp.                                                  150,000       5,212,500
                                                                             ------------
                                                                             $ 85,319,144
-----------------------------------------------------------------------------------------
  Utilities - Gas - 12.3%
    Coastal Corp.                                                  92,700    $  6,622,256
    Columbia Gas System, Inc.                                     162,300      13,186,875
    Consolidated Natural Gas Co.                                   71,700       4,122,750
    Enron Corp.                                                    79,800       3,925,163
    Keyspan Energy Corp.                                           41,000       1,399,125
    KN Energy, Inc.                                               181,000      10,622,437
    National Fuel Gas Co.                                          96,000       4,416,000
    NICOR, Inc.                                                    52,000       2,128,750
    NUI Corp.                                                     104,500       2,677,813
    Piedmont Natural Gas, Inc.                                     12,000         408,750
    Questar Corp.                                                  89,000       3,860,375
                                                                             ------------
                                                                             $ 53,370,294
-----------------------------------------------------------------------------------------
  Utilities - Telephone - 7.4%
    Bell Atlantic Corp.                                           118,360    $ 11,074,057
    BellSouth Corp.                                                39,000       2,503,313
    GTE Corp.                                                     131,500       7,684,531
    LCI International, Inc.*                                       64,300       2,555,925
    SBC Communications, Inc.                                      202,564       8,393,746
                                                                             ------------
                                                                             $ 32,211,572
-----------------------------------------------------------------------------------------
Total U.S. Stocks                                                            $243,579,741
-----------------------------------------------------------------------------------------
Foreign Stocks - 23.2%
  Brazil - 6.3%
    CEMIG (Utilities - Electric)                                   56,700    $  2,751,946
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                5,853,100       4,248,424
    Companhia Paranaense de Energia - COPEL, Preferred
      "B" (Utilities - Electric)*                                 331,500       4,638,391
    Companhia Riogrand Telecomunicacoes (Utilities -
      Telephone)                                                3,713,000       4,903,043
    Escelsa Espirito Santo (Utilities - Electric)                  10,200         963,358
    Espirito Santo Centrais Eletricas S.A. (Utilities -
      Electric)                                                 1,114,600       1,306,134
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                         51,900       6,322,069
    Telecomunicacoes Sao Paulo (Telecommunications)             6,520,000       2,217,997
                                                                             ------------
                                                                             $ 27,351,362
-----------------------------------------------------------------------------------------
  Canada - 1.6%
    BCE, Inc. (Telecommunications)                                 81,000    $  3,447,563
    Bell Canada International, Inc. (Telecommunications)*         155,100       3,489,750
                                                                             ------------
                                                                             $  6,937,313
-----------------------------------------------------------------------------------------
  Chile - 1.9%
    Chilectra S.A., ADR (Utilities - Electric)                    198,800    $  5,467,000
    Compania de Telecom de Chile, ADR (Utilities -
      Telephone)                                                   71,000       1,779,437
    Empresa Nacional de Electricidad (Utilities -
      Electric)                                                    65,400       1,140,413
                                                                             ------------
                                                                             $  8,386,850
-----------------------------------------------------------------------------------------
  China - 0.3%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                   55,000    $  1,210,000
-----------------------------------------------------------------------------------------
  France - 0.6%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)            70,000    $  2,537,500
-----------------------------------------------------------------------------------------
  Germany - 2.8%
    Deutsche Telekom AG, ADR (Utilities - Telephone)                5,000    $    130,938
    Mannesmann AG (Conglomerate)                                   11,800       9,363,722
    VEBA AG (Oil and Gas)                                          42,200       2,789,033
                                                                             ------------
                                                                             $ 12,283,693
-----------------------------------------------------------------------------------------
  Greece - 1.6%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                        238,320    $  6,829,958
-----------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Hutchison Whampoa Ltd. (Conglomerate)                         393,000    $  2,429,777
-----------------------------------------------------------------------------------------
  Italy - 1.3%
    Telecom Italia S.p.A. (Telecommunications)*                   584,900    $  3,083,373
    Telecom Italia S.p.A. (Telecommunications)*                   362,600       2,711,697
                                                                             ------------
                                                                             $  5,795,070
-----------------------------------------------------------------------------------------
  Japan - 0.5%
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                      229    $  2,003,016
-----------------------------------------------------------------------------------------
  Peru - 0.2%
    Luz del Sur S.A. (Utilities - Electric)                     1,002,201    $  1,020,990
-----------------------------------------------------------------------------------------
  Portugal - 1.4%
    Portugal Telecom S.A. (Utilities - Telephone)                  73,700    $  3,961,281
    Telecel - Comunicacaoes Pessoais S.A.
      (Telecommunications)*                                        12,100       2,171,053
                                                                             ------------
                                                                             $  6,132,334
-----------------------------------------------------------------------------------------
  South Korea
    SK Telecommunications (Telecommunications)                         15        $  8,847
-----------------------------------------------------------------------------------------
  Spain - 2.6%
    Endesa S.A., ADR (Utilities - Electric)                        89,800    $  2,177,650
    Iberdrola S.A. (Utilities - Electric)                         268,600       4,318,328
    Telefonica de Espana S.A., ADR (Utilities -
      Telephone)                                                   24,163       3,018,865
    Union Electrica Fenosa S.A. (Utilities - Electric)            143,100       1,849,905
                                                                             ------------
                                                                             $ 11,364,748
-----------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Cable & Wireless Communications PLC
      (Telecommunications)*                                       283,100    $  2,055,938
    Cable & Wireless PLC (Telecommunications)                     116,000       4,074,500
                                                                             ------------
                                                                             $  6,130,438
-----------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                         11,600      $  388,600
-----------------------------------------------------------------------------------------
Total Foreign Stocks                                                         $100,810,496
-----------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $300,308,127)                                 $344,390,237
-----------------------------------------------------------------------------------------

Bonds - 11.6%
-----------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
                                                            (000 OMITTED)
-----------------------------------------------------------------------------------------
U.S. Bonds - 11.1%
  Banks and Credit Companies - 0.3%
    Beaver Valley Funding Corp., 9s, 2017                        $  1,185    $  1,340,922
-----------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    News America Holdings, Inc., 8.875s, 2023                    $  1,000    $  1,172,570
-----------------------------------------------------------------------------------------
  Construction Services - 0.3%
    Georgia Pacific Corp., 9.5s, 2022                            $  1,000    $  1,128,000
-----------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Circus Circus Enterprises, Inc., 6.45s, 2006                 $  1,000    $    934,500
    Hearst Argyle Television, Inc., 7.5s, 2027                      1,500       1,563,150
    Time Warner, Inc., 9.15s, 2023                                  1,200       1,470,660
                                                                             ------------
                                                                             $  3,968,310
-----------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Goldman Sachs Group LP, 5.9s, 2003                           $  1,000    $    979,660
-----------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Boise Cascade Co., 7.43s, 2005                               $    450    $    464,153
-----------------------------------------------------------------------------------------
  Oils - 0.6%
    Oryx Energy Co., 8.375s, 2004                                $  1,500    $  1,604,400
    Sun Co., Inc., 9s, 2024                                         1,000       1,210,720
                                                                             ------------
                                                                             $  2,815,120
-----------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Tele-Communications, Inc., 10.125s, 2001                     $  1,200    $  1,317,180
    WorldCom, Inc., 8.875s, 2006                                    1,000       1,089,970
                                                                             ------------
                                                                             $  2,407,150
-----------------------------------------------------------------------------------------
U.S. Government Agencies - 0.4%
  Federal National Mortgage Association - 0.4%
    FNMA, 6.5s, 2013                                             $  1,677    $  1,682,405
-----------------------------------------------------------------------------------------
U.S. Government Guaranteed - 3.6%
  Government National Mortgage Association - 0.8%
    GNMA, 7s, 2027                                               $    447      $  452,795
    GNMA, 7.5s, 2026 - 2026                                         1,445       1,484,236
    GNMA, 8s, 2025 - 2026                                           1,354       1,402,636
                                                                             ------------
                                                                             $  3,339,667
-----------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 2.8%
    U.S. Treasury Bonds, 6.125s, 2027                            $    145      $  148,352
    U.S. Treasury Bonds, 9.875s, 2015                                 810       1,148,556
    U.S. Treasury Bonds, 10.75s, 2005                                 400         517,188
    U.S. Treasury Notes, 6.125s, 2007                                 420         431,353
    U.S. Treasury Notes, 6.625s, 2002                                 500         516,405
    U.S. Treasury Notes, 9.125s, 1999                               9,085       9,404,428
                                                                             ------------
                                                                             $ 12,166,282
-----------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                             $ 15,505,949
-----------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    AEP Generating, 9.82s, 2022                                  $  1,193    $  1,537,607
    Commonwealth Edison Co., 7.625s, 2007                             500         528,965
    Long Island Lighting Co., 8.2s, 2023                            1,500       1,598,730
    Long Island Lighting Co., 9s, 2022                                900       1,023,948
    Midland Cogeneration Venture Corp., 10.33s, 2002                  370         399,077
    Montana Power Co., 7.875s, 2026                                   500         557,490
    Niagara Mohawk Power Corp., 8.5s, 2023                          1,200       1,281,468
    Salton Sea Funding Corp., 6.69s, 2000                             627         629,699
    Seabrook Station - Unit 1, 7.83s, 2019                            916         955,823
    Texas & New Mexico Power Co., 12.5s, 1999                       1,000       1,038,750
    Texas Utilities Co., 6.375s, 2008##                             1,200       1,174,644
    Utilicorp United, Inc., 8.45s, 1999                               600         620,226
                                                                             ------------
                                                                             $ 11,346,427
-----------------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Coastal Corp., 7.42s, 2037                                   $  1,500    $  1,541,595
    NGC Corp. Capital Trust I, 8.316s, 2027                         1,670       1,896,452
    Tennessee Gas Pipeline Co., 7.625s, 2037                        1,000       1,071,010
    Texas Gas Transmission Corp., 7.25s, 2027                       1,100       1,130,338
                                                                             ------------
                                                                             $  5,639,395
-----------------------------------------------------------------------------------------
Total U.S. Bonds                                                             $ 48,450,061
-----------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  Argentina
    Hidroelectrica Alicura , 8.375s, 1999
      (Utilities - Electric)##                                   $    150    $    149,250
-----------------------------------------------------------------------------------------
  Canada - 0.3%
    Gulf Canada Resources, 9.25s, 2004 (Oils)                    $    850    $    891,777
    Rogers Cablesystems, Inc., 10.125s, 2012
      (Telecommunications)                                            200         217,000
                                                                             ------------
                                                                             $  1,108,777
-----------------------------------------------------------------------------------------
  Chile - 0.1%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                   $    500    $    502,740
-----------------------------------------------------------------------------------------
  South Korea - 0.1%
    Republic of Korea, 8.875s, 2008                              $    400    $    398,960
-----------------------------------------------------------------------------------------
Total Foreign Bonds                                                          $  2,159,727
-----------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $50,202,722)                                   $ 50,609,788
-----------------------------------------------------------------------------------------

Convertible Bonds - 2.9%
-----------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    ADT Operations, Inc., 0s, 2010                               $  1,530    $  2,291,175
-----------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    Cellular Commerce International, Inc., 6s, 2005##            $  5,880    $  7,555,800
    Cellular Communications, Inc., 9.5s, 2005##                     3,326       2,527,189
                                                                             ------------
                                                                             $ 10,082,989
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $9,119,567)                        $ 12,374,164
-----------------------------------------------------------------------------------------
Convertible Preferred Stocks - 3.0%
-----------------------------------------------------------------------------------------
                                                                   SHARES
-----------------------------------------------------------------------------------------
  Insurance - 0.7%
    Conseco, Inc., 7%##                                            63,300    $  2,947,406
-----------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    IXC Communications, Inc., 6.75%                               106,000    $  5,247,000
-----------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    Calenergy Capital Trust III, 6.5%                              35,000    $  1,684,375
    Calenergy Capital Trust III, 6.5%##                            65,500       3,152,188
                                                                             ------------
                                                                             $  4,836,563
-----------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $12,571,501)            $ 13,030,969
-----------------------------------------------------------------------------------------
Rights
-----------------------------------------------------------------------------------------
    Telefonica de Espana S.A. (Telecommunications)*
      (Identified Cost, $0)                                             7    $         16
-----------------------------------------------------------------------------------------
Short-Term Obligations - 4.8%
-----------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
                                                            (000 OMITTED)
-----------------------------------------------------------------------------------------
    Associates Corp. of North America, due 5/01/98               $  4,400    $  4,400,000
    Federal Home Loan Bank, due 5/20/98                             5,500       5,484,383
    Federal Home Loan Mortgage Corp., due 5/22/98                   7,100       7,077,552
    Federal National Mortgage Assn., due 5/06/98                    4,050       4,046,985
-----------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                              $ 21,008,920
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $393,210,837)                            $441,414,094
Other Assets, Less Liabilities - (1.5)%                                        (6,457,974)
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $434,956,120
-----------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $393,210,837)       $441,414,094
  Foreign currency, at value (identified cost, $2,237)               2,226
  Receivable for Fund shares sold                                6,795,596
  Receivable for investments sold                                3,170,791
  Interest and dividends receivable                              2,308,062
  Other assets                                                       1,150
                                                              ------------
    Total assets                                              $453,691,919
                                                              ------------
Liabilities:
  Cash overdraft                                              $     58,833
  Distributions payable                                            171,104
  Payable for Fund shares reacquired                               659,668
  Payable for investments purchased                             17,606,652
  Net payable for foreign currency exchange contracts
    closed or subject to master netting agreements                  20,074
  Payable to affiliates -
    Management fee                                                   5,838
    Shareholder servicing agent fee                                  1,310
    Distribution and service fee                                   135,589
    Administrative fee                                                 175
  Accrued expenses and other liabilities                            76,556
                                                              ------------
      Total liabilities                                       $ 18,735,799
                                                              ------------
Net assets                                                    $434,956,120
                                                              ============
Net assets consist of:
  Paid-in capital                                             $366,769,578
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                48,181,590
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               20,509,645
  Accumulated distributions in excess of net investment
    income                                                        (504,693)
                                                              ------------
      Total                                                   $434,956,120
                                                              ============
Shares of beneficial interest outstanding                      39,773,931
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $160,013,491 / 14,608,228 shares of
     beneficial interest outstanding)                           $10.95
                                                                ======
  Offering price per share (100 / 95.25 of net value per
    share)                                                      $11.50
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $216,499,502 / 19,822,181 shares of
     beneficial interest outstanding)                           $10.92
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $57,377,682 / 5,246,359 shares of
     beneficial interest outstanding)                           $10.94
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,065,445 / 97,163 shares
    of beneficial interest outstanding)                         $10.97
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                $  3,475,949
    Interest                                                    1,943,403
    Foreign taxes withheld                                        (90,216)
                                                             ------------
      Total investment income                                $  5,329,136
                                                             ------------
  Expenses -
    Management fee                                           $    889,701
    Trustees' compensation                                         22,356
    Shareholder servicing agent fee                               177,586
    Distribution and service fee (Class A)                        151,408
    Distribution and service fee (Class B)                        718,913
    Distribution and service fee (Class C)                        184,854
    Administrative fee                                             20,653
    Custodian fee                                                  70,662
    Printing                                                       22,752
    Postage                                                        19,597
    Auditing fees                                                  16,814
    Legal fees                                                      1,113
    Miscellaneous                                                 145,526
                                                             ------------
      Total expenses                                         $  2,441,935
    Fees paid indirectly                                          (23,134)
    Preliminary reduction of expenses by investment adviser      (135,428)
                                                             ------------
      Net expenses                                           $  2,283,373
                                                             ------------
        Net investment income                                $  3,045,763
                                                             ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                $ 20,705,498
      Foreign currency transactions                               (31,717)
                                                             ------------
        Net realized gain on investments and foriegn
          currency transactions                              $ 20,673,781
                                                             ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                            $ 34,867,501
      Translation of assets and liabilities in foreign
          currencies                                              (22,140)
                                                             ------------
        Net unrealized gain on investments and foreign
          currency translation                               $ 34,845,361
                                                             ------------
          Net realized and unrealized gain on investments
             and foreign currency                            $ 55,519,142
                                                             ------------
            Increase in net assets from operations           $ 58,564,905
                                                             ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 1998            OCTOBER 31, 1997
                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  3,045,763                $  4,492,110
  Net realized gain on investments and foreign currency
    transactions                                                 20,673,781                  29,198,342
  Net unrealized gain on investments and foreign currency
    translation                                                  34,845,361                   3,178,460
                                                               ------------                ------------
    Increase in net assets from operations                     $ 58,564,905                $ 36,868,912
                                                               ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (1,727,053)               $ (2,595,146)
  From net investment income (Class B)                           (1,502,310)                 (1,850,367)
  From net investment income (Class C)                             (383,910)                   (373,755)
  From net investment income (Class I)                              (14,671)                    (23,347)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (12,514,640)                 (5,350,418)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (13,185,584)                 (4,454,053)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (3,245,184)                   (782,366)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (113,598)                      --
                                                               ------------                ------------
      Total distributions declared to shareholders             $(32,686,950)               $(15,429,452)
                                                               ------------                ------------
Net increase in net assets from Fund share transactions        $203,508,875                $ 65,677,277
                                                               ------------                ------------
      Total increase in net assets                             $229,386,830                $ 87,116,737
Net assets:
  At beginning of period                                        205,569,290                 118,452,553
                                                               ------------                ------------

At end of period (including accumulated undistributed
  (distributions in excess of) net investment income
   of $(504,693) and $77,488, respectively)                    $434,956,120                $205,569,290
                                                               ============                ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED       ---------------------------------------------------------------------------
                              APRIL 30, 1998            1997          1996         1995         1994         1993        1992*
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $10.39          $ 9.12        $ 8.20       $ 7.00       $ 7.86       $ 6.68       $ 6.33
                                      ------          ------        ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)            $ 0.13          $ 0.32        $ 0.38       $ 0.31       $ 0.33       $ 0.40       $ 0.17
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                        1.97            2.08          1.07         1.22        (0.63)        1.19         0.30
                                      ------          ------        ------       ------       ------       ------       ------
    Total from investment
      operations                      $ 2.10          $ 2.40        $ 1.45       $ 1.53       $(0.30)      $ 1.59       $ 0.47
                                      ------          ------        ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income          $(0.15)         $(0.34)       $(0.32)      $(0.33)      $(0.35)      $(0.38)      $(0.12)
  From net realized gain on
   investments and foreign
   currency transactions               (1.39)          (0.79)        (0.21)        --          (0.21)       (0.03)        --
                                      ------          ------        ------       ------       ------       ------       ------
    Total distributions
     declared to shareholders         $(1.54)         $(1.13)       $(0.53)      $(0.33)      $(0.56)      $(0.41)      $(0.12)
                                      ------          ------        ------       ------       ------       ------       ------
Net asset value - end of period       $10.95          $10.39        $ 9.12       $ 8.20       $ 7.00       $ 7.86       $ 6.68
                                      ======          ======        ======       ======       ======       ======       ======
Total return(+)                       22.57%++        28.62%        18.41%       22.48%      (3.89)%       24.39%       11.02%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                           1.07%+          1.10%         1.08%        0.83%        0.65%        0.65%        0.65%+
  Net investment income                2.47%+          3.27%         4.37%        4.30%        4.58%        4.57%        5.44%+
Portfolio turnover                       56%            153%          137%         152%         115%         119%          63%
Net assets at end of period
 (000 omitted)                      $160,013         $90,083       $60,345      $52,474      $42,027      $43,423      $12,859

  * For the period from the commencement of the Fund's investment operations, February 14, 1992, through October 31, 1992.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.13          $ 0.30        $ 0.34       $ 0.28       $ 0.28       $ 0.31        $ 0.13
    Ratios (to average net assets):
      Expenses##                       1.16%+          1.29%         1.42%        1.23%        1.41%        1.68%        2.63%+
      Net investment income            2.38%+          3.08%         4.03%        3.90%        3.82%        4.20%        3.46%+


See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED       -------------------------------------------------------------------
                                      APRIL 30, 1998            1997           1996           1995           1994        1993*
                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $10.36          $ 9.10         $ 8.18         $ 6.98         $ 7.84       $ 7.83
                                              ------          ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income(S)                    $ 0.09          $ 0.24         $ 0.31         $ 0.24         $ 0.25       $ 0.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                       1.97            2.08           1.07           1.22          (0.63)        0.01
                                              ------          ------         ------         ------         ------       ------
    Total from investment operations          $ 2.06          $ 2.32         $ 1.38         $ 1.46         $(0.38)      $ 0.06
                                              ------          ------         ------         ------         ------       ------

Less distributions declared to shareholders -
  From net investment income                  $(0.11)         $(0.27)        $(0.25)        $(0.26)        $(0.27)      $(0.05)
  From net realized gain on investments
   and foreign currency transactions           (1.39)          (0.79)         (0.21)          --            (0.21)        --
                                              ------          ------         ------         ------         ------       ------
    Total distributions declared to
     shareholders                             $(1.50)         $(1.06)        $(0.46)        $(0.26)        $(0.48)      $(0.05)
                                              ------          ------         ------         ------         ------       ------
Net asset value - end of period               $10.92          $10.36         $ 9.10         $ 8.18         $ 6.98       $ 7.84
                                              ======          ======         ======         ======         ======       ======
Total return                                  22.06%++        27.59%         17.50%         21.43%        (4.92)%        0.69%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   1.83%+          1.87%          1.89%          1.74%          1.72%        1.50%+
  Net investment income                        1.70%+          2.49%          3.53%          3.33%          3.51%        1.80%+
Portfolio turnover                               56%            153%           137%           152%           115%         119%
Net assets at end of period
 (000 omitted)                              $216,500         $91,973        $49,877        $33,239        $19,774       $5,412

  * For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                     $ 0.09          $ 0.22         $ 0.28         $ 0.21         $ 0.20       $(0.07)
    Ratios (to average net assets):
      Expenses##                               1.92%+          2.06%          2.23%          2.14%          2.48%        3.27%+
      Net investment income                    1.61%+          2.30%          3.19%          2.93%          2.74%        1.53%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                              SIX MONTHS ENDED        -------------------------------------------------------
                                                APRIL 30, 1998              1997           1996           1995          1994*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $10.37            $ 9.10         $ 8.18         $ 6.99         $ 7.48
                                                        ------            ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.09            $ 0.24         $ 0.31         $ 0.24         $ 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         1.98              2.09           1.07           1.21          (0.54)
                                                        ------            ------         ------         ------         ------
    Total from investment operations                    $ 2.07            $ 2.33         $ 1.38         $ 1.45         $(0.29)
                                                        ------            ------         ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.11)           $(0.27)        $(0.25)        $(0.26)        $(0.20)
  From net realized gain on investments and
   foreign currency transactions                         (1.39)            (0.79)         (0.21)          --             --
                                                        ------            ------         ------         ------         ------
    Total distributions declared to shareholders        $(1.50)           $(1.06)        $(0.46)        $(0.26)        $(0.20)
                                                        ------            ------         ------         ------         ------
Net asset value - end of period                         $10.94            $10.37         $ 9.10         $ 8.18         $ 6.99
                                                        ======            ======         ======         ======         ======
Total return                                            22.15%++          27.71%         17.57%         21.19%        (3.87)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.83%+            1.85%          1.82%          1.81%          1.65%+
  Net investment income                                  1.69%+            2.47%          3.60%          3.32%          3.56%+
Portfolio turnover                                         56%              153%           137%           152%           115%
Net assets at end of period  (000 omitted)             $57,378           $22,788       $  8,231         $4,943         $2,399

  * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after  September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for  certain  of the  periods  indicated. If the fee had  been incurred  by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               $ 0.09            $ 0.22         $ 0.28         $ 0.21         $ 0.20
    Ratios (to average net assets):
      Expenses##                                         1.92%+            2.04%          2.16%          2.21%          2.41%+
      Net investment income                              1.60%+            2.28%          3.26%          2.83%          2.80%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                 PERIOD ENDED
                                                            APRIL 30, 1998            OCTOBER 31, 1997*
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                   CLASS I
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $10.39                       $ 8.90
                                                                    ------                       ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.14                       $ 0.29
  Net realized and unrealized gain on investments and
    foreign currency transactions                                     1.99                         1.48
                                                                    ------                       ------
    Total from investment operations                                $ 2.13                       $ 1.77
                                                                    ------                       ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.16)                      $(0.28)
  From net realized gain on investments and foreign
   currency transactions                                             (1.39)                        --
                                                                    ------                       ------
    Total distributions declared to shareholders                    $(1.55)                      $(0.28)
                                                                    ------                       ------
Net asset value - end of period                                     $10.97                       $10.39
                                                                    ======                       ======
Total return                                                        22.81%++                     20.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         0.82%+                       0.86%+
  Net investment income                                              2.72%+                       2.78%+
Portfolio turnover                                                     56%                         153%
Net assets at end of period  (000 omitted)                         $ 1,065                      $   725

  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $ 0.14                       $ 0.27
    Ratios (to average net assets):
      Expenses##                                                     0.91%+                       1.05%+
      Net investment income                                          2.63%+                       2.59%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,016 for the six months ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $256,554 for the six months ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,524 for the six months ended April 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,506 and $3,213 for Class B and Class C shares, respectively, for the six months ended April 30, 1998. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1998, were $631, $94,450, and $7,487 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                          $ 16,087,948  $ 12,720,653
                                                    ------------  ------------
Investments (non-U.S. government securities)        $314,330,148  $149,681,323
                                                    ------------  ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $393,210,837
                                                                   ------------
Gross unrealized appreciation                                      $ 51,796,965
Gross unrealized depreciation                                        (3,593,708)
                                                                   ------------
    Net unrealized appreciation                                    $ 48,203,257
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED APRIL 30, 1998            YEAR ENDED OCTOBER 31, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         8,750,744      $   89,752,845         7,819,925        $  77,226,921
Shares issued to
  shareholders in
  reinvestment of
  distributions                     1,280,047          12,342,349           732,324            6,609,825
Shares transferred to Class I        --                 --                 (120,449)          (1,071,996)
Shares reacquired                  (4,095,360)        (41,869,618)       (6,378,092)         (62,953,332)
                                   ----------      --------------         ---------        -------------
    Net increase                    5,935,431      $   60,225,576         2,053,735        $  19,811,418
                                   ==========      ==============         =========        =============

Class B Shares
                                  SIX MONTHS ENDED APRIL 30, 1998            YEAR ENDED OCTOBER 31, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        10,810,170      $  111,283,027         4,757,161        $  45,918,763
Shares issued to
  shareholders in
  reinvestment of
  distributions                     1,211,571          11,637,493           572,483            5,137,051
Shares reacquired                  (1,077,139)        (11,081,866)       (1,935,800)         (18,320,311)
                                   ----------      --------------         ---------        -------------
    Net increase                   10,944,602      $  111,838,654         3,393,844        $  32,735,503
                                   ==========      ==============         =========        =============

Class C Shares
                                  SIX MONTHS ENDED APRIL 30, 1998            YEAR ENDED OCTOBER 31, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         3,083,379      $   31,736,414         1,398,533        $  13,601,081
Shares issued to
  shareholders in
  reinvestment of
  distributions                       258,584           2,487,978            97,304              875,586
Shares reacquired                    (292,606)         (3,056,216)         (202,885)          (1,938,852)
                                   ----------      --------------         ---------        -------------
    Net increase                    3,049,357      $   31,168,176         1,292,952        $  12,537,815
                                   ==========      ==============         =========        =============

Class I Shares
                                  SIX MONTHS ENDED APRIL 30, 1998          PERIOD ENDED OCTOBER 31, 1997*
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            18,072      $      192,215            12,797        $     121,518
Shares transferred from
  Class A                            --                 --                  120,449            1,071,996
Shares issued to
  shareholders in
  reinvestment of
  distributions                        13,288             128,207             2,421               23,241
Shares reacquired                      (3,983)            (43,953)          (65,881)            (624,214)
                                   ----------      --------------         ---------        -------------
    Net increase                       27,377      $      276,469            69,786        $     592,541
                                   ==========      ==============         =========        =============

*For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1998, was $45.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $20,074 with Merrill Lynch at April 30, 1998.

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) Utilities Fund

Trustees                                                   Secretary
                                                           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                 Assistant Secretary
MFS Investment Management                                  James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor                       Custodian
                                                           State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,        Investor Information
Harvard Medical School                                     For MFS stock and bond market outlooks,
                                                           call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief                 a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.
                                                           For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                         financial adviser or, for an information kit, call
                                                           toll free: 1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,             9 a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial              anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                              Investor Service
                                                           MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice President,        P.O. Box 2281
Director, and Secretary, MFS Investment Management         Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief Executive             For general information, call toll free:
Officer, and Director, MFS Investment Management           1-800-225-2606 any business day from
                                                           8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                    For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from
Ward Smith - Former Chairman (until 1994), NACCO           9 a.m. to 5 p.m. Eastern time. (To use this service,
Industries (holding company)                               your phone must be equipped with a
                                                           Telecommunications Device for the Deaf.) For share
Investment Adviser                                         prices, account balances, and exchanges, call toll
Massachusetts Financial Services Company                   free: 1-800-MFS-TALK (1-800-637-8255) anytime from
500 Boylston Street                                        a touch-tone telephone.
Boston, MA 02116-3741
                                                           World Wide Web
Distributor                                                www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                            For the fourth year in a row,
Boston, MA 02116-3741                                                          MFS earned a #1 ranking in the
                                                           [Dalbar Logo]       DALBAR, Inc. Broker/Dealer
Portfolio Manager                                                              Survey, Main Office Operations
Maura A. Shaughnessy*                                                          Service Quality Category. The
                                                           firm achieved a 3.42 overall score on a scale of 1
Treasurer                                                  to 4 in the 1997 survey. A total of 111 firms
W. Thomas London*                                          responded, offering input on the quality of service
                                                           they received from 29 mutual fund companies
Assistant Treasurers                                       nationwide. The survey contained questions about
Mark E. Bradley*                                           service quality in 11 categories, including
Ellen Moynihan*                                            "knowledge of operations contact," "keeping you
James O. Yost*                                             informed," and "ease of doing business" with the
                                                           firm.


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) UTILITIES FUND                                               BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                          -----------------
  We invented the mutual fund(SM)


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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